Lord Abbett

                               Affiliated
                                  Fund

                                                      1995 ANNUAL REPORT



                     [PHOTO OF GRADUATION CAP AND DIPLOMA]




                                                      Helping you prepare
                                                      for tomorrow, today

Affiliated Fund

                    Building Investor Confidence Since 1934

                                         A Tradition of
                                Value Investing

Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve competitive returns with relatively moderate fluctuations in price.

-------------------------------------------------------------------------------------------------------------------
Competitive Total Returns, Consistently                              Average Annual Rates of Total Return as of 10/31/95





-------------------------------------------------------------------------------------------------------------------
Consistency                                                          The Fund has increased in value 33 out of
                                                                     the last 40 fiscal years.

-------------------------------------------------------------------------------------------------------------------
Large and Growing Dividends                                          Shareholders taking dividends in cash saw
                                                                     their dividend checks increase 32 out of the
                                                                     last 40 fiscal years/(1)/.

-------------------------------------------------------------------------------------------------------------------
Shareholder Satisfaction                                             Affiliated investors, on average, have
                                                                     owned their shares for over 18 1/2 years.

-------------------------------------------------------------------------------------------------------------------
SEC-Required      Average annual compound returns for periods         1 year:                               +17.40%
Information       ended 9/30/95 at the 5.75% maximum sales            5 years:                              +15.46%
                  charge, with all distributions reinvested:         10 years:                              +13.86%

                                                                     The Fund's SEC yield for the 30 days
                                                                     ended 10/31/95 was 2.20%.

This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

/(1)/ Capital gains were reinvested. Period ends 10/31/95.

The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are shown at net asset value with all distributions reinvested.

See Important Information on page 7.

                                                          Report to Shareholders

                                      For the Fiscal Year Ended October 31, 1995

[PHOTO OF RONALD P. LYNCH]

/s/ Ronald P. Lynch

Ronald P. Lynch
Chairman

Affiliated Fund completed its sixty-first fiscal year on October 31, 1995 with a net asset value of $11.98 per share, 16.8% above the $10.26 per share posted a year earlier, after adjustment for a $.77 per-share capital gains distribution paid last December. Assuming reinvestment of both the capital gains distribution and dividends totaling $.30 per share, Affiliated produced a total return of 20.5%. While that was less than the 26.4% return for the unmanaged S&P 500, we are confident that our dedication to value-oriented disciplines will serve our shareholders well over the long term, as they have in the past. Over the 25-year period ended October 31, 1995, Affiliated produced a total return that averaged 13.2% annually (at net asset value), versus a 12.4% return for the S&P 500.

Our Board of Directors declared a capital gains distribution of $1.19 per share, and a regular quarterly dividend of $.075 per share, paid November 21 to shareholders of record on November 15.


[PHOTO OF ROBERT S. DOW]

/s/ Robert S. Dow

Robert S. Dow
President

November 24, 1995


The economic environment over the fiscal year has been better than we anticipated. After a surge last fall that heightened inflation concerns, the economy slowed during the winter in response to credit restraint by the Federal Reserve. Since December, the economy has grown at an annual rate of 2 1/2%, excluding the effects of inflation. Inflation, as measured by the Consumer Price Index, averaged under 3% annually and slowed to 2% in the most recent quarter. As a result, the Federal Reserve relaxed credit modestly in the past several months. The yield on a 30-year Treasury bond, which peaked at over 8% a year ago, is close to 6%. Corporate operating profits, moreover, continued to climb at a double-digit pace, despite slowing economic growth.

The outlook for the coming year is broadly positive. The drop in interest rates during 1995, and the potential for a further reduction of short-term interest rates in the months ahead, should sustain economic growth at a modest pace, while inflation should continue to be low in 1996. Given this economic backdrop, monetary conditions and interest rates should remain favorable for stock market valuations.

One important difference going into 1996, however, relates to corporate earnings. Already, the pace of sales growth has slowed, reflecting slowing economic growth and a more competitive pricing environment. Cost reductions and other improvements in efficiency--which spurred much of the growth in corporate profits in recent years--will be more difficult to achieve as the most obvious potentials for such actions have been exploited. Overall, we expect a much greater variance of earnings performance among U.S. corporations, and we believe this poses a major challenge for investment managers.

"The outlook for the coming year is broadly positive."

We are confident that Affiliated Fund is advantageously positioned to meet this challenge; we hold issues that generally do not have lofty expectations of earnings growth reflected in their current prices. The frequent contact our research analysts have with corporate managements also provides good insight into the many factors influencing earnings performance of individual companies.

We are pleased to announce that Affiliated Fund's Board of Directors has elected Robert S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, also serves as the Firm's Chief Investment Officer.

We welcome our new shareholders and thank all the Fund's 198,200 shareholders for their continued support and confidence.

The Income Perspective

Income Generated from $100,000 Investments: 11/1/70-10/31/95

The Affiliated Advantage:
A history of increasing dividends vs. fluctuating income from guaranteed CDs

Year                                         Six-Month         Affiliated
Ended                                          CD/(1)/          Fund/(2)/
Oct. 31                                       Interest          Dividends
-------------------------------------------------------------------------
1971                                          $  5,486           $  4,569
1972                                             4,900              4,580
1973                                             7,504              4,870
1974                                             9,921              5,322
1975                                             7,417              4,348
1976                                             6,000              5,594
1977                                             5,540              6,257
1978                                             7,779              6,927
1979                                            10,816              7,941
1980                                            12,771              9,541
1981                                            16,038             11,705
1982                                            13,467             12,500
1983                                             9,204             12,366
1984                                            10,711             13,052
1985                                             8,591             14,933
1986                                             6,898             16,106
1987                                             6,644             16,470
1988                                             7,652             17,692
1989                                             9,258             18,496
1990                                             8,263             17,575
1991                                             6,593             17,264
1992                                             4,077             17,559
1993                                             3,337             16,279
1994                                             4,323             15,781
1995                                             6,161             15,887

Interest/Dividend Total                       $199,351           $293,614
----------------------------------------------========           ========
25 Years Later
Initial $100,000 Investment
plus Growth                                   $100,000           $646,227
----------------------------------------------========           ========
Total Value                                   $299,351           $939,841
----------------------------------------------========           ========
The Real Cost of the
CD Guarantee                                                     $640,490
=========================================================================

If capital gains and dividends had been reinvested, the Fund's total value would have been $2,126,414


Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the up side.

/(1)/ Average of six-month CD rates available each period. Source: Salomon
      Brothers and The Federal Reserve Bank.

/(2)/ Reflects the deduction of the 3.75% sales charge for investments of $100,000. Dividends were taken in cash; capital gains were reinvested. See Important Information on page 7.

Affiliated's Growth Record

         Results Based on Fiscal Year-End October 31

                               1986      1987      1988       1989       1990      1991       1992      1993      1994     1995
Growth of Capital/(1)/        +30.2%     -2.1%    + 6.9%     +12.8%     -12.0%     +23.1%    + 6.3%    +14.3%     +3.7%   +17.6%
Dividend Return/(1)/          + 6.2      +4.9     + 5.3      + 5.2      + 4.4      + 4.9     + 4.1     + 3.5      +3.0    + 2.9
Total Return/(2)/             +36.4      +2.8     +12.2      +18.0      - 7.6      +28.0     +10.4     +17.8      +6.7    +20.5

/(1)/ Growth of capital and dividend return reflect the reinvestment of capital gains distributions and dividends.

/(2)/ Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available to investors of $1 million or more. For performance at the maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 7.

Affiliated's Growth Exceeded Inflation

In our illustration, 1985 and 1995 are actual costs -- then and now. "Affiliated 1995" is what the 1985 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 266.9%) surpassed increases in the cost of living (up 41.4%) in these 10 years. Protection against the erosion caused by inflation is one important way to maintain -- and enhance -- your lifestyle.

                    One-Year Private       One-Family House/(1)/   U.S. Passport    First-Class Stamp   Income per Capita/(1)/
                    College Tuition/(1)/
1985                    $ 5,418                  $ 90,800              $ 42              $ .22                  $12,339
1995                    $12,432                  $136,700              $ 65              $ .32                  $19,860
Affiliated 1995         $19,879                  $333,145              $154              $ .81                  $45,272

Affiliated's results reflect total return at net asset value, with all distributions reinvested for the 10 years ended 10/31/95. See Important Information on page 7.

/(1)/ National average.

Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. State Department; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The Fund is managed to anticipate change, to find good value and to maintain a low level of risk in relation to expected returns. The Fund's average shareholder ownership of over 18 1/2 years reflects the success of this strategy.

Growth of a $10,000 Fund Investment/(1)/: 11/1/70-10/31/95


A History of Consistent Performance

                         Value of       Cumulative Value         Cumulative                How
Year                       Shares       of Capital Gains           Value of            $10,000
Ended                   Initially          Distributions         Reinvested               Grew
Oct. 31                  Acquired        Taken in Shares          Dividends        Total Value
----------------------------------------------------------------------------------------------
1971                      $ 9,840               $    230            $   421           $ 10,491
1972                       10,364                    651                920             11,935
1973                       10,510                    998              1,481             12,989
1974                        7,988                  1,001              1,676             10,665
1975                        9,898                  1,313              2,646             13,857
1976                       11,822                  1,866              3,901             17,589
1977                       10,671                  2,127              4,273             17,071
1978                       10,379                  2,403              5,055             17,837
1979                       11,633                  3,592              6,871             22,096
1980                       13,280                  5,565              9,442             28,287
1981                       11,822                  6,936             10,157             28,915
1982                       12,507                  9,316             13,242             35,065
1983                       14,665                 12,565             18,028             45,258
1984                       13,440                 15,104             19,157             47,701
1985                       14,300                 18,861             23,605             56,766
1986                       17,070                 28,340             32,010             77,420
1987                       15,219                 32,579             31,820             79,618
1988                       14,052                 41,354             33,920             89,326
1989                       15,204                 48,557             41,676            105,437
1990                       12,988                 44,691             39,777             97,456
1991                       15,000                 58,557             51,187            124,744
1992                       15,379                 64,517             57,767            137,663
1993                       16,414                 78,860             66,845            162,119
1994                       16,079                 86,342             70,499            172,920
1995                      $17,464               $108,610            $82,227           $208,301

The dollar amounts of dividends and capital gains distributions reinvested in shares were $65,001 and $84,538, respectively. The initial investment plus all distributions reinvested amounted to $159,539. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $15,260 and $17,159, respectively.

/(1)/ Reflects the deduction of the maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

See Important Information on page 7.


Who Owns the Fund?

Investor Profile of Affiliated Fund
------------------------------------------------------------------------------------------------
Fiduciaries             Custodians for minors                                             15,720
                        Trusts                                                             9,268
                        Pension & profit-sharing plans                                     6,810
                        Estates                                                              597
------------------------------------------------------------------------------------------------
Institutions            Corporate organizations                                            1,750
                        Religious, charitable & welfare organizations                        332
                        Clubs & fraternal organizations                                       91
                        Cemeteries                                                            64
                        Nursing homes & hospitals                                             38
                        Colleges & universities                                               36
------------------------------------------------------------------------------------------------
Individuals             Single & joint accounts                                           81,428
                        IRAs                                                              39,041
------------------------------------------------------------------------------------------------
Other                                                                                     43,025

Total Accounts in Affiliated on 10/31/95                                                 198,200

The Total Return Perspective

The past 25 years have included several periods of economic, political and stock market turmoil. By focusing on value investing, Affiliated reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

1972-1974
The last protracted bear market; S&P 500 declined 28.8%. Affiliated Fund held the decline to 10.6%.

1980-1982
Interest rates rose dramatically; prime rate hit 20%. Economy suffered a recession. During these two years, Affiliated rose 24%.

1986-1991
Two corrections jolted the stock market; war and recession followed a year later. Affiliated rose 61.1% over this period.

Average Annual Total Returns/(1)/
Over 25 Years
Affiliated:      12.9%
S&P 500:         12.4%
CDs:              7.9%
Inflation:        5.6%



                        Affiliated                 Unmanaged                                      Six-Month
Date                      Fund                      S&P 500                 Inflation              CD(3)
----                    ----------                 ---------                ----------            ------
10-31-70                $ 9,425                    $10,000                  $10,000               $10,000
10-31-71                 10,491                     11,686                  10,381                10,549
10-31-72                 11,935                     14,247                  10,736                11,065
10-31-73                 12,989                     14,250                  11,574                11,896
10-31-74                 10,665                     10,147                  12,970                13,076
10-31-75                 13,857                     12,783                  13,934                14,046
10-31-76                 17,589                     15,361                  14,695                14,889
10-31-77                 17,071                     14,433                  15,635                15,713
10-31-78                 17,837                     15,349                  17,030                16,936
10-31-79                 22,096                     17,720                  19,086                18,767
10-31-80                 28,287                     23,401                  21,523                21,164
10-31-81                 28,915                     23,535                  23,706                24,558
10-31-82                 35,065                     27,369                  24,924                27,866
10-31-83                 45,258                     35,018                  25,635                30,430
10-31-84                 47,701                     37,248                  26,726                33,690
10-31-85                 56,766                     44,458                  27,589                36,584
10-31-86                 77,420                     59,211                  27,995                39,108
10-31-87                 79,618                     62,999                  29,264                41,706
10-31-88                 89,326                     72,390                  30,508                44,897
10-31-89                105,437                     91,415                  31,878                49,054
10-31-90                 97,456                     84,599                  33,883                53,107
10-31-91                124,744                    112,903                  34,873                56,608
10-31-92                137,663                    124,130                  35,990                58,916
10-31-93                162,119                    142,488                  36,980                60,882
10-31-94                172,920                    147,986                  37,944                63,514
10-31-95                208,301                    187,067                  39,010                67,427

An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

/(1)/ Average annual total return at maximum offering price from 11/1/70 through 10/31/95.

/(2)/ Average of six-month CD rates available each period. Source: Salomon
      Brothers and The Federal Reserve Bank.

      See Important Information on page 7.

The Impact of a Disciplined Investment Plan

Unless you have a crystal ball, perfectly timing the market is impossible. Often times opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett's Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan -- not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1994, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.


Your financial adviser can help you discipline your investing and set up a systematic plan you are comfortable with

Here's What Happened...

------------
Investment A   Timing
------------
                                                                        Account
Date of                                         Cumulative                Value
Investments                                    Investments          at Year-End
-------------------------------------------------------------------------------
1/2/75                                            $  5,000             $  6,424
1/2/76                                              10,000               14,948
11/2/77                                             15,000               18,951
2/28/78                                             20,000               24,902
11/7/79                                             25,000               37,430
4/21/80                                             30,000               52,995
9/25/81                                             35,000               58,327
8/12/82                                             40,000               78,773
1/3/83                                              45,000              104,951
7/24/84                                             50,000              117,847
1/4/85                                              55,000              155,738
1/22/86                                             60,000              197,522
10/19/87                                            65,000              209,207
1/20/88                                             70,000              241,527
1/3/89                                              75,000              304,413
10/11/90                                            80,000              293,912
1/9/91                                              85,000              364,759
10/9/92                                             90,000              415,243
1/20/93                                             95,000              475,638
4/4/94                                             100,000              500,249
Account Value on 12/31/94                                              $500,249
-----------------------------------------------------------------------========
Average Annual Total Return                                               14.1%
-----------------------------------------------------------------------========

------------
Investment B   Systematic Investing
------------
                                                                        Account
Date of                                         Cumulative                Value
Investments                                    Investments          at Year-End
-------------------------------------------------------------------------------
1/2/75                                            $  5,000             $  6,424
1/2/76                                              10,000               14,948
1/3/77                                              15,000               18,363
1/2/78                                              20,000               23,940
1/2/79                                              25,000               37,028
1/2/80                                              30,000               52,112
1/2/81                                              35,000               57,029
1/4/82                                              40,000               76,579
1/3/83                                              45,000              102,196
1/2/84                                              50,000              114,335
1/2/85                                              55,000              151,221
1/2/86                                              60,000              191,863
1/2/87                                              65,000              202,877
1/4/88                                              70,000              234,121
1/2/89                                              75,000              295,265
1/2/90                                              80,000              284,353
1/2/91                                              85,000              352,895
1/2/92                                              90,000              402,097
1/4/93                                              95,000              460,734
1/3/94                                             100,000              484,521
Account Value on 12/31/94                                              $484,521
-----------------------------------------------------------------------========
Average Annual Total Return                                               13.5%
-----------------------------------------------------------------------========

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Making periodic investments in the Fund does not guarantee against a loss of principal. If held until 9/30/95 (with no additional investments made), Investment A and Investment B would have been worth $621,545 and $602,003, respectively.

For performance at the maximum sales charge, please turn to the inside front cover.

Portfolio Diversification

Affiliated Fund's Top Ten Equity Holdings                                                              Percent of
                                                                                                            Total
                                                                                                       Net Assets
-----------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc ADR            United Kingdom-based producer of pharmaceuticals                      3.05%
-----------------------------------------------------------------------------------------------------------------
MCI Communications                    Nation's second largest provider of long-distance
                                      telecommunications services                                           3.01%
-----------------------------------------------------------------------------------------------------------------
Emerson Electric Co.                  A leading factor in world markets for electrical
                                      equipment and related components                                      2.87%
-----------------------------------------------------------------------------------------------------------------
Deere & Co.                           World's largest manufacturer of farm equipment                        2.70%
-----------------------------------------------------------------------------------------------------------------
Boeing Co.                            Dominant supplier to the world market for
                                      commercial aircraft                                                   2.45%
-----------------------------------------------------------------------------------------------------------------
AMP Inc.                              Global leader in manufacture of connectors and
                                      terminals for electronic and electrical circuitry                     2.37%
-----------------------------------------------------------------------------------------------------------------
Browning Ferris Industries, Inc.      Major provider of solid waste disposal services                       2.26%
-----------------------------------------------------------------------------------------------------------------
General Motors Corp.                  Nation's largest automobile manufacturer                              2.20%
-----------------------------------------------------------------------------------------------------------------
Total S.A. Sponsored ADR              Large international oil company based in France                       2.07%
-----------------------------------------------------------------------------------------------------------------
CIGNA Corp.                           A leading provider of insurance and managed
                                      health care                                                           2.00%
-----------------------------------------------------------------------------------------------------------------
Total                                                                                                      24.98%

Data as of 10/31/95.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed in the past. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. If used as sales material after 12/31/95, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets October 31, 1995

                                                                                      Number of           Market Value
                                     Security                                            Shares              (Note 1a)
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES 96.13%
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND
CONVERTIBLE SECURITIES 95.05%
----------------------------------------------------------------------------------------------------------------------
Aerospace 2.45%                      Boeing Co.                                       1,850,000         $  121,406,250
----------------------------------------------------------------------------------------------------------------------
Agricultural                         Deere & Co.                                      1,500,000            134,062,500
Equipment/                           Pioneer Hi-Bred
Supplies                             International, Inc.                                750,000             37,218,750
3.45%                                Total                                                                 171,281,250
----------------------------------------------------------------------------------------------------------------------
Apparel 1.54%                        VF Corp.                                         1,600,000             76,600,000
----------------------------------------------------------------------------------------------------------------------
Auto Parts                           Genuine Parts Company                            1,750,000             69,343,750
3.72%                                Johnson Controls, Inc.                             850,000             49,512,500
                                     TRW Inc.                                         1,000,000             65,750,000
                                     Total                                                                 184,606,250
----------------------------------------------------------------------------------------------------------------------
Automobiles
2.20%                                General Motors Corp.                             2,500,000            109,375,000
----------------------------------------------------------------------------------------------------------------------
Banks:                               Bank of Boston Corp.                               690,200             30,713,900
Money Center                         First Chicago Corp.                                750,000             50,906,250
1.64%                                Total                                                                  81,620,150
                                     ---------------------------------------------------------------------------------

                                                                                      Number of           Market Value
                                     Security                                            Shares              (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Banks:                               BankAmerica Corp.                                  700,000         $   40,250,000
Regional                             Comerica Inc.                                    1,250,000             42,031,250
2.41%                                First Union Corp.                                  750,000             37,218,750
                                     Total                                                                 119,500,000
----------------------------------------------------------------------------------------------------------------------
Chemicals                            Atlantic Richfield
3.32%                                (Lyondell Petrochemical)
                                     $2.23 Conv. Pfd.                                 1,000,000             22,375,000
                                     Dow Chemical Co.                                 1,250,000             85,781,250
                                     Union Carbide Corp.                              1,500,000             56,812,500
                                     Total                                                                 164,968,750
----------------------------------------------------------------------------------------------------------------------
Containers .40%                      Sonoco Products Co.                                800,000             19,800,000
----------------------------------------------------------------------------------------------------------------------
Data Processing                      Apple Computer Inc.                              1,500,000             54,468,750
Equipment and                        Hewlett-Packard Co.                                900,000             83,362,500
Components 3.68%                     Seagate Technology Inc.                          1,000,000             44,750,000
                                     Total                                                                 182,581,250
                                     ---------------------------------------------------------------------------------

Statement of Net Assets  October 31, 1995

                                                                                      Number of           Market Value
                                     Security                                            Shares              (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Data Processing                      General Motors Corp.
Services                             (Electronic Data Systems)
1.68%                                $3.25 Conv. Pfd.                                   350,000         $   23,450,000
                                     General Motors Corp.
                                     (Electronic Data Systems)
                                     Class E                                          1,276,700             60,164,488
                                     Total                                                                  83,614,488
----------------------------------------------------------------------------------------------------------------------
Drugs/Health Care                    Baxter International Inc.                        2,234,000             86,288,250
Products                             Lilly, Eli & Co.                                   650,000             62,806,250
7.50%                                Merck & Co., Inc.                                1,250,000             71,875,000
                                     SmithKline Beecham
                                     plc ADR                                          2,917,600            151,350,500
                                     Total                                                                 372,320,000
----------------------------------------------------------------------------------------------------------------------
Electric Power                       Allegheny Power
7.32%                                System, Inc.                                     1,750,000             46,156,250
                                     American Electric
                                     Power Co., Inc.                                  1,500,000             57,187,500
                                     Carolina Power
                                     & Light Co.                                      2,500,000             81,875,000
                                     Detroit Edison Co.                               1,450,000             48,937,500
                                     Florida Progress Corp.                           1,768,900             58,594,813
                                     Public Service
                                     Enterprises Group Inc.                           2,400,000             70,500,000
                                     Total                                                                 363,251,063
----------------------------------------------------------------------------------------------------------------------
Electrical
Equipment 2.87%                      Emerson Electric Co.                             2,000,000            142,500,000
----------------------------------------------------------------------------------------------------------------------
Electronics:
Components 2.37%                     AMP Inc.                                         3,000,000            117,750,000
----------------------------------------------------------------------------------------------------------------------
Financial:                           American Express Co.                               750,000             30,468,750
Miscellaneous                        Transamerica Corp.                               1,427,600             96,719,900
2.56%                                Total                                                                 127,188,650
----------------------------------------------------------------------------------------------------------------------
Food                                 Conagra Inc.                                     2,022,160             78,105,930
3.75%                                Hershey Foods Corp.                                700,000             41,825,000
                                     Sara Lee Corp.                                   2,250,000             66,093,750
                                     Total                                                                 186,024,680
----------------------------------------------------------------------------------------------------------------------
Insurance                            Aetna Life & Casualty Co.                          750,000             52,781,250
7.15%                                Chubb Corp.                                        650,000             58,418,750
                                     CIGNA Corp.                                      1,000,000             99,125,000
                                     General Re Corp.                                   350,000             50,706,250
                                     Lincoln National Corp.                           1,251,300             55,839,263
                                     St. Paul Companies Inc.                            750,000             38,062,500
                                     Total                                                                 354,933,013
----------------------------------------------------------------------------------------------------------------------
Multi-Industry                       Minnesota Mining &
2.18%                                Mfg. Co.                                         1,300,000             73,937,500
                                     Textron, Inc.                                      500,000             34,375,000
                                     Total                                                                 108,312,500
----------------------------------------------------------------------------------------------------------------------
Natural Gas                          Consolidated Natural
Distribution .77%                    Gas Co.                                          1,000,000             38,000,000
----------------------------------------------------------------------------------------------------------------------
Oil: International                   Chevron Corp.                                    1,750,000             81,812,500
6.78%                                Exxon Corp.                                      1,000,000             76,375,000
                                     Mobil Corp.                                        750,000             75,562,500
                                     Total S.A.
                                     Sponsored ADR                                    3,329,780            102,806,957
                                     Total                                                                 336,556,957
                                     ---------------------------------------------------------------------------------

                                                                                      Number of
                                                                                      Shares or
                                                                                      Principal           Market Value
                                     Security                                            Amount              (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Paper and                            Federal Paper Board Inc.                           750,000         $   31,500,000
Forest Products                      International Paper Co.                          1,000,000             37,000,000
5.43%                                James River Corp.                                1,500,000             48,187,500
                                     Kimberly Clark Corp.                               500,000             36,312,500
                                     Scott Paper Co.                                  1,250,000             66,562,500
                                     Westvaco Corporation                             1,800,000             49,950,000
                                     Total                                                                 269,512,500
----------------------------------------------------------------------------------------------------------------------
Printing and                         Donnelley, R.R. &
Publishing 1.45%                     Sons Co.                                         1,970,500             71,923,250
----------------------------------------------------------------------------------------------------------------------
Retail                               Dayton Hudson Corp.                                500,000             34,375,000
2.40%                                Sears, Roebuck & Co.                             2,500,000             85,000,000
                                     Total                                                                 119,375,000
----------------------------------------------------------------------------------------------------------------------
Savings                              Ahmanson, H.F. & Co.                             2,750,000             68,750,000
and Loan                             Great Western
2.46%                                Financial Corp.                                  2,350,000             53,168,750
                                     Total                                                                 121,918,750
----------------------------------------------------------------------------------------------------------------------
Telecommunications                   AT&T Corp.                                       1,200,000             76,800,000
4.56%                                MCI Communications
                                     Corp.                                            6,000,000            149,625,000
                                     Total                                                                 226,425,000
----------------------------------------------------------------------------------------------------------------------
Tire and Rubber                      Cooper Tire &
Goods .47%                           Rubber Company                                   1,000,000             23,125,000
----------------------------------------------------------------------------------------------------------------------
Tobacco .86%                         American Brands Inc.                             1,000,000             42,875,000
----------------------------------------------------------------------------------------------------------------------
Transportation:
Miscellaneous
1.07%                                Ryder Systems Inc.                               2,196,900             53,000,212
----------------------------------------------------------------------------------------------------------------------
Waste Management                     Browning Ferris
3.67%                                Industries Inc.                                  3,850,000            112,131,250
                                     WMX Technologies Inc.                            2,500,000             70,312,500
                                     Total                                                                 182,443,750
----------------------------------------------------------------------------------------------------------------------
Other 2.94%                                                                                                146,208,750
                                     ---------------------------------------------------------------------------------
                                     Total Investments in Common
                                     Stocks and Convertible Securities
                                     (Cost $3,847,490,108)                                               4,718,997,463
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 1.08%
----------------------------------------------------------------------------------------------------------------------
                                     Federal National
                                     Mortgage Association
                                     14% due 9/25/1996
                                     (Cost $54,064,500)                                 50,000M             53,625,000
                                     ---------------------------------------------------------------------------------
                                     Total Investments in Securities
                                     (Cost $3,901,554,608)                                               4,772,622,463
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES 3.87%
----------------------------------------------------------------------------------------------------------------------
Short-Term Investments, at Cost
----------------------------------------------------------------------------------------------------------------------
U.S. Government                      Federal Home
Obligations                          Loan Banks
                                     5.62% due 11/7/1995                                35,000M             34,923,506
                                     5.65% due 11/7/1995                                24,000M             23,973,632
                                     Federal National
                                     Mortgage Association
                                     5.70% due 11/3/1995                                29,000M             28,839,292
                                     5.65% due 11/7/1995                                36,000M             35,960,450
                                     5.62% due 11/13/1995                               40,000M             39,843,889
                                     Total                                                                 163,540,769
                                     ---------------------------------------------------------------------------------

Statements of Net Assets  October 31, 1995

                                                                                      Principal           Market Value
                                     Security                                            Amount              (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Corporate                            Beneficial Corp.
Obligations                          5.72% due 11/1/1995                               $10,000M         $   10,000,000
                                     Chevron Oil Finance Co.
                                     5.71% due 11/6/1995                                 3,000M              3,000,000
                                     General Electric Co.
                                     5.75% due 11/2/1995                                20,000M             20,000,000
                                     Total                                                                  33,000,000
                                     ---------------------------------------------------------------------------------
                                     Total Short-Term Investments                                          196,540,769
                                     ---------------------------------------------------------------------------------

                                                                                                          Market Value
                                     Security                                                                (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities                                                                $   (4,638,168)
                                     ---------------------------------------------------------------------------------
                                     Total Other Assets,
                                     Less Liabilities                                                      191,902,601
----------------------------------------------------------------------------------------------------------------------
Net Assets                           (equivalent to $11.98 a share on
100.00%                              414,384,777 shares of $1.25 par
                                     value capital stock outstanding;
                                     authorized, 500,000,000 shares)                                    $4,964,525,064
                                     ---------------------------------------------------------------------------------

                                     See Notes to Financial Statements.


Portfolio Changes

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended
October 31, 1995

Additions+      Apple Computer Inc.
                AT&T Corp.
                Bank of Boston Corp.
                Comerica, Inc.
                Conagra Inc.
                Cooper Tire & Rubber Company
                First Union Corp.
                Hershey Foods Corp.
                James River Corp.
                Johnson Controls, Inc.
                Kimberly Clark Corp.
                Lilly, Eli & Co.
                Mobil Corp.
                Scott Paper Co.
                Seagate Technology Inc.
                Sonoco Products Co.
                Westvaco Corporation
--------------------------------------------------------------------------------
Eliminations+   Allstate Corp.
                Anheuser-Busch Companies Inc.
                Archer-Daniels-Midland Co.
                Bristol-Myers Squibb Co.
                British Airways plc ADR
                Champion International Corp.
                Crown Vantage Inc.
                First Chicago Corp. $2.875 Conv. Pfd.
                Ford Motor Co. $4.20 Conv. Pfd.
                SAFECO Corp.
                Whirlpool Corp.
                Xerox Corp.

+Includes securities previously classified in the Investment Portfolio under "Other".


Statement of Operations For the Year Ended October 31, 1995

Investment Income
--------------------------------------------------------------------------------------------------------------------------
Income                    Dividends                                                       $  133,082,084
                          ------------------------------------------------------------------------------------------------
                          Interest                                                            25,776,844
                          ------------------------------------------------------------------------------------------------
                          Total income                                                                        $158,858,928
--------------------------------------------------------------------------------------------------------------------------
Expenses                  Management fee (Note 5)                                             14,431,000
                          ------------------------------------------------------------------------------------------------
                          12b-1 distribution plan (Note 5)                                     8,547,599
                          ------------------------------------------------------------------------------------------------
                          Shareholder servicing                                                4,258,090
                          ------------------------------------------------------------------------------------------------
                          Reports to shareholders                                                425,584
                          ------------------------------------------------------------------------------------------------
                          Legal and audit                                                        171,455
                          ------------------------------------------------------------------------------------------------
                          Directors' fees                                                        125,361
                          ------------------------------------------------------------------------------------------------
                          Other                                                                  378,621
                          ------------------------------------------------------------------------------------------------
                          Total expenses                                                                        28,337,710
                          ------------------------------------------------------------------------------------------------
                          Net investment income                                                                130,521,218
                          ------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments (Note 4)
--------------------------------------------------------------------------------------------------------------------------
Net realized gain from security transactions (excluding short-term securities)
                          ------------------------------------------------------------------------------------------------
                          Proceeds from sales                                              2,429,432,924
                          ------------------------------------------------------------------------------------------------
                          Cost of securities sold                                          1,938,346,443
                          ------------------------------------------------------------------------------------------------
                          Net realized gain                                                  491,086,481
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
                          ------------------------------------------------------------------------------------------------
                          Beginning of year                                                  655,247,887
                          ------------------------------------------------------------------------------------------------
                          End of year                                                        871,067,855
                          ------------------------------------------------------------------------------------------------
                          Net unrealized appreciation                                        215,819,968
                          ------------------------------------------------------------------------------------------------
                          Net realized and unrealized gain on investments                                      706,906,449
                          ------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                          $837,427,667
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                          Year Ended October 31,
Increase (Decrease) in Net Assets                                                                         1995              1994
---------------------------------------------------------------------------------------------------------------------------------
Operations       Net investment income                                                           $  130,521,218    $  119,525,270
                 ----------------------------------------------------------------------------------------------------------------
                 Net realized gain from security transactions                                       491,086,481       296,760,098
                 ----------------------------------------------------------------------------------------------------------------
                 Net unrealized appreciation (depreciation) of investments                          215,819,968      (149,915,037)
                 ----------------------------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                               837,427,667       266,370,331
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of shares sold (reacquired) (Note 1d)              55,513          (208,561)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 2)
                 ----------------------------------------------------------------------------------------------------------------
                 Net investment income                                                             (120,712,716)     (122,118,161)
                 ----------------------------------------------------------------------------------------------------------------
                 Net realized gain from security transactions                                      (295,129,557)     (222,409,905)
                 ----------------------------------------------------------------------------------------------------------------
                 Total distributions                                                               (415,842,273)     (344,528,066)
---------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
                 ----------------------------------------------------------------------------------------------------------------
                 Net proceeds from sales of 29,806,062 and 18,972,145 shares, respectively          330,545,662       202,120,967
                 ----------------------------------------------------------------------------------------------------------------
                 Net asset value of 31,322,483 and 23,766,084 shares, respectively, issued to shareholders in reinvestment of net investment income and realized gain
                 from security transactions                                                         312,141,819       250,501,482
                 ----------------------------------------------------------------------------------------------------------------
                 Total                                                                              642,687,481       452,622,449
                 ----------------------------------------------------------------------------------------------------------------
                 Cost of 30,197,287 and 29,946,629  shares reacquired, respectively                (329,389,161)     (318,702,989)
                 ----------------------------------------------------------------------------------------------------------------
                 Increase in net assets derived from capital share transactions
                 (net increase of 30,931,258 and 12,791,600 shares, respectively)                   313,298,320       133,919,460
---------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                              734,939,227        55,553,164
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Beginning of year                                                                4,229,585,837     4,174,032,673
                 ----------------------------------------------------------------------------------------------------------------
                 End of year (including undistributed net investment income of
                 $32,055,343 and $5,637,421, respectively)                                       $4,964,525,064    $4,229,585,837
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


Financial Highlights

                                                                                                        Year Ended October 31,
Per Share Operating Performance:                          1995            1994            1993            1992            1991
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $    11.03      $    11.26      $    10.55      $    10.29      $     8.91
     -------------------------------------------------------------------------------------------------------------------------
     Income from investment operations
         ---------------------------------------------------------------------------------------------------------------------
         Net investment income                             .32             .31             .31             .38             .40
         ---------------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain
         on investments                                   1.70             .38            1.43             .61            1.92
         ---------------------------------------------------------------------------------------------------------------------
         Total from investment operations                 2.02             .69            1.74             .99            2.32
     -------------------------------------------------------------------------------------------------------------------------
     Distributions
         ---------------------------------------------------------------------------------------------------------------------
         Dividends from net investment income             (.30)           (.32)           (.35)           (.40)           (.41)
         ---------------------------------------------------------------------------------------------------------------------
         Distributions from net realized gain             (.77)           (.60)           (.68)           (.33)           (.53)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $    11.98      $    11.03      $    11.26      $    10.55      $    10.29
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            20.46%           6.66%          17.76%          10.36%          28.00%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of year (000)              $4,964,525      $4,229,586      $4,174,033      $3,680,332      $3,565,230
         ---------------------------------------------------------------------------------------------------------------------
     Ratios to Average Net Assets:
     -------------------------------------------------------------------------------------------------------------------------
         Expenses                                         0.63%           0.63%           0.63%           0.60%           0.58%
         ---------------------------------------------------------------------------------------------------------------------
         Net investment income                            2.90%           2.91%           2.95%           3.73%           4.22%
     -------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                             53.84%          51.48%          45.15%          42.00%          56.38%
------------------------------------------------------------------------------------------------------------------------------

* Total return does not consider the effects of sales loads.
  See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Distributions

Net realized gain from security transactions is distributed to shareholders in the succeeding year. Accumulated undistributed net realized gain at October 31, 1995 for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $485,622,077.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

These differences are primarily caused by differences in the timing of recognition of certain components of income, expenses or capital gains and losses. Where such differences are permanent in nature, they are reclassified based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of the Fund.

A distribution of $1.19 a share aggregating $493,941,384 was declared on November 15, 1995 from net realized gains from security transactions. Such distribution was paid November 21, 1995 to each shareholder of record on November 15, 1995 in shares of the Company or in cash, in accordance with the shareholder's election.

A dividend of $.075 a share from net investment income aggregating $31,130,759 was declared on November 15, 1995 and was paid on November 21, 1995 to shareholders of record on November 15, 1995.

3. Capital Paid In

At October 31, 1995, capital paid in aggregated $3,575,779,789.

4. Portfolio Securities

The Company loans its portfolio securities to brokers. As of October 31, 1995, the market value of securities on loan to brokers was $45,757,168, for which the Company has obtained collateral aggregating $47,084,700, consisting of cash and U.S. Treasury securities.

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $2,189,951,204 and $2,234,432,924, respectively. Security gains and losses are computed on the identified cost basis.

As of October 31, 1995, unrealized appreciation based on cost for federal income tax purposes aggregated $871,067,855 of which $908,688,829 related to appreciated securities and $37,620,974 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

5. Management Fee and Other Transactions with Affiliates

Lord, Abbett & Co. received a management fee of $14,431,000 for which it supplied investment management, research, statistical and advisory services and paid officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million. Lord, Abbett & Co. also received $644,813 representing payment of commissions on sales of capital stock of the Company after deducting $6,295,403 allowed to authorized distributors as concessions. The Company adopted a Rule 12b-1 Plan which provides for the payment of (1) an annual fee for services (payable quarterly) of .15% of the average daily net asset value of the Company's shares sold by dealers prior to the Plan's effective date and .25% of the average daily net asset value of such shares sold on and after that date and (2) a one-time 1% sales distribution fee, at the time of sale, on such shares sold at net asset value of $1 million or more. Certain of the Company's officers and directors have an interest in Lord, Abbett & Co.

6. Directors` Remuneration

The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $80,170 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of October 31, 1995, the aggregate amount in Directors' accounts maintained under the Plan was $1,250,555. Retirement costs accrued during the period amounted to $54,682.

1995 Tax Information

In early 1996, shareholders of Affiliated Fund will receive information which must be included in each shareholder's federal income tax return. In accordance with the regulations of the U.S. Treasury Department, this information must be reported by the Fund to the Internal Revenue Service.

98% of the Fund's dividends for the fiscal year ended October 31, 1995 qualify for the dividend-received deduction available to corporate shareholders in accordance with Section 243 of the Internal Revenue Code.

Special Distribution of Net Realized Securities Gains

Federal Tax Information. The special distribution of $1.19 a share is from net realized securities gains in the fiscal year ended October 31, 1995 (paid November 21, 1995). Concerning the distribution, $.01 should be reported as ordinary taxable income and $1.18 should be reported as realized long-term gain.

If a shareholder receives shares of stock in payment of the special distribution, the stock should be assigned a "cost" of $11.21 a share for federal income tax purposes. The cost basis of the shares on which the distribution is received is not affected.

State Tax Information. The treatment of the special distribution for state income tax purposes varies with the tax laws and regulations of the various states. It is suggested that you consult your local tax adviser for information relating to the taxes which may be imposed by the laws of your state.

Affiliated Fund, Inc.
New York, New York


Independent Auditors' Report

The Board of Directors and Shareholders,
Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Affiliated Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Affiliated Fund, Inc. at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
December 8, 1995


This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.


Our Management

Board of Directors

Ronald P. Lynch
Robert S. Dow
Thomas S. Henderson
E. Thayer Bigelow*
Stewart S. Dixon*
John C. Jansing*+
C. Alan MacDonald*+
Hansel B. Millican, Jr.*+
Thomas J. Neff*
* Outside Director
+ Audit Committee

Officers

Ronald P. Lynch, Chairman
Robert S. Dow, President
Thomas S. Henderson, Executive
Vice President and Portfolio Manager
Kenneth B. Cutler, Vice President
and Secretary
Stephen I. Allen, Vice President
Daniel E. Carper, Vice President
Robert G. Morris, Vice President
E. Wayne Nordberg, Vice President
John J. Walsh, Vice President
John J. Gargana, Jr., Vice President
Paul A. Hilstad, Vice President
and Assistant Secretary
Thomas F. Konop, Vice President
and Assistant Secretary
Victor W. Pizzolato, Vice President
Keith F. O'Connor, Treasurer
Joseph Van Dyke, Assistant Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary
A. Edward Oberhaus III,
Assistant Secretary

Investment Manager and
Underwriter

Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian
Morgan Guaranty Trust Company
of New York

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY


Copyright (C) 1995 by Affiliated Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters.

All rights reserved.  Printed in the U.S.A.

Lord, Abbett & Co.


                      A Tradition of Performance Through
                                  Disciplined
                                   Investing


[PHOTOS OF PERSONNEL BELOW]


(from left to right)
Thomas S. Henderson, partner and
portfolio manager--Affiliated Fund

John J. Walsh, partner

Robert G. Morris, partner and
director of equity investments

A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 42 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.

                               About Your Fund's
                                   Board of
                                   Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience; Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund.


[PHOTO OF JOHN C. JANSING]


JOHN C. JANSING
DIRECTOR--AFFILIATED FUND


An alumnus of Dartmouth College, Mr. Jansing is the founder and retired Chairman of Independent Election Corporation of America, a proxy tabulating firm. His diversified business career has spanned 40 years and includes extensive experience in the investment company industry.

Mr. Jansing has served on the American Stock Exchange Board of Governors as well as on a Securities and Exchange Commission Special Advisory Committee on Investment Advisors. He has been an independent director for all of Lord Abbett's funds since 1978.

   Investing in the
Lord Abbett
        Family of Funds

--------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------
                                                                          INCOME
--------------------------------------------------------------------------------
Growth
Funds

Developing Growth Fund
Value Appreciation Fund
Global Fund-Equity Series

Growth & Income Funds

Affiliated Fund
Fundamental Value Fund

Balanced Fund

Investment Trust-
Balanced Series

Income Funds

U.S. Government Securities Fund*
Bond-Debenture Fund
Global Fund-Income Series
Investment Trust-Limited Duration U.S. Government Securities Series*

Tax-Free Income Funds

 .National
 .California
 .Connecticut
 .Florida
 .Georgia
 .Hawaii
 .Michigan
 .Minnesota
 .Missouri
 .New Jersey
 .New York
 .Pennsylvania
 .Texas
 .Washington

Money Market Fund

U.S. Government Securities Money Market Fund+

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

For more complete information about a Lord Abbett fund, including charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government and there can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.


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